Capital disclosures and net debt (Tables)	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of the net debt ratio
At 31 December 2021, gearing was 25.3% (2020 31.3%).

		$ million
At 31 December	2021	2020
Finance debt	61,176	72,664
Less: fair value asset (liability) of hedges related to finance debt[a]	(118)	2,612
	61,294	70,052
Less: cash and cash equivalents	30,681	31,111
Net debt	30,613	38,941
Total equity	90,439	85,568
Gearing	25.3%	31.3%
[a] Derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk associated with net debt with a fair value liability position of $166 million (2020 liability of $236 million) are not included in the calculation of net debt shown above as hedge accounting was not applied for these instruments.
Disclosure of reconciliation of liabilities arising from financing activities
An analysis of changes in liabilities arising from financing activities is provided below.

					$ million
	Finance debt	Currency swaps[a]	Lease liabilities	Net partner payable for leases entered into on behalf of joint operations	Total liabilities arising from financing activities
At 1 January 2021	72,664	(2,965)	9,262	267	79,228
Exchange adjustments	(185)	—	(215)	—	(400)
Net financing cash flow	(8,575)	(126)	(2,082)	(40)	(10,823)
Fair value (gains) losses	(2,578)	3,562	—	—	984
New and remeasured leases/joint operation payables	—	—	1,767	23	1,790
Other movements	(150)	10	(121)	—	(261)
At 31 December 2021	61,176	481	8,611	250	70,518

At 1 January 2020	67,724	918	9,722	290	78,654
Exchange adjustments	349	—	181	4	534
Net financing cash flow	1,589	(226)	(2,442)	(40)	(1,119)
Fair value (gains) losses	2,612	(3,734)	—	—	(1,122)
New and remeasured leases/joint operations payables	—	—	1,579	20	1,599
Other movements	390	77	222	(7)	682
At 31 December 2020	72,664	(2,965)	9,262	267	79,228
[a]    Currency swaps include cross currency interest rate swaps.